Acquisitions and Divestitures	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
ACQUISITIONS AND DIVESTITURES

NOTE 3. ACQUISITION

Hunter Disposal

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, LLC, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, an entity affiliated through common directors, officers and stockholders. Hunter Disposal fits in with our new focus of water management services and provides an entry point into the Appalachian region. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of Directors for each company. The Company acquired three fully operational commercial salt water disposal (SWD) wells and associated facilities located in Washington County, Ohio and Lee County, Kentucky. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company’s restricted common stock with a fair value of $3.3 million, 22,000 shares of our 10% Series C cumulative preferred stock with a stated value of $100 per share, or $2.2 million, and a $2.2 million convertible promissory note due to the seller. On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in the states of Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC.

The fair value of the net assets acquired, based on management’s assessment, approximated the $9.9 million in consideration paid.

The acquisition of Hunter Disposal was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the preliminary estimate of the fair values of the net assets acquired at the date of acquisition as determined as of March 31, 2012:

Fair value of consideration transferred:
Cash paid	$2,200,000
1,846,722 shares of common stock issued on February 17, 2012 at $1.70 per share	3,305,632
88,000 shares of 10% Series C Preferred Stock at stated value of $25 per share	2,200,000
10% Convertible Promissory note	2,200,000

Total	$9,905,632

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$1,175,197
Disposal wells	6,263,078
Land and improvements	13,776
Field equipment (excluding disposal wells)	2,466,500
Office and admin assets	3,500
Deposits	10,936
Asset retirement obligation	(27,355)

Total	$9,905,632

Working capital acquired:
Cash	$1,290,775
Accounts receivable	2,945,003
Prepaid expense	13,641
Accounts payable & accrued expenses	(3,074,222)

Total working capital acquired	$1,175,197

Acquisition costs of approximately $42,000 are included in general and administrative expense for the three months ended March 31, 2012.

The consolidated statement of operations includes Hunter Disposal’s revenue of $1.9 million for the three months ended March 31, 2012 and Hunter Disposal’s operating income of $608,000 for the three months ended March 31, 2012.

The following unaudited and unreviewed summary, prepared on a pro forma basis, presents the results of operations for the three months ended March 31, 2012 and 2011, as if the acquisition of Hunter Disposal, LLC, along with transactions necessary to finance the acquisition, had occurred on January 1, 2011. The pro forma information includes the effects of adjustments for interest expense and depreciation expense. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

	For the Three Months Ended March 31,
	2012	2011
Total operating revenue	$4,627,602	$783,385
Total operating costs and expenses	4,791,448	1,766,809

Operating loss	(163,846)	(983,424)
Interest expense and other	(248,304)	(213,861)

Net income (loss)	(412,150)	(1,197,285)
Dividends on preferred stock	(222,904)	(227,056)

Net income (loss) attributable to common stock holders	$(635,054)	$(1,424,341)

Net income (loss) per share, basic & diluted	$(0.02)	$(0.06)

NOTE 6. ACQUISITIONS AND DIVESTITURES

BioFuels Project

On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. See Note 5—Discontinued Operations for additional information.

Ocotillo Wind Project

On July 30, 2009 we sold our interest in the Ocotillo Wind Project for $250,000 plus future consideration of $750,000 with an additional $25,000 per MW of the nameplate capacity of the WTG's installed less the amount previously paid. The $250,000 was subject to and contingent upon the receipt of regulatory approval, which was granted in October 2009. We received an additional $250,000 in contingent consideration during September of 2010. We expect to receive $500,000 in proceeds from the sale of our Ocotillo wind energy project after certain conditions are met which is estimated to be sometime during 2012.